UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 2, 2004

LaCrosse Footwear, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	0-23800	39-1446816
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18550 NE Riverside Parkway, Portland, Oregon 97230
(Address of principal executive offices, including zip code)

(503) 776-1010
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 2, 2004, LaCrosse Footwear, Inc. (the “Company”) issued a press release announcing the Company’s quarterly financial results for the reporting period ended September 25, 2004. A copy of the Company’s press release is being furnished as Exhibit 99 to this Current Report.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibit is being furnished herewith:

(99)	Press Release of LaCrosse Footwear, Inc., dated November 2, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LACROSSE FOOTWEAR, INC.
Dated: November 2, 2004	By:	/s/ David P. Carlson
David P. Carlson Executive Vice President and Chief Financial Officer

LACROSSE FOOTWEAR, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit Number

(99)	Press Release of LaCrosse Footwear, Inc., dated November 2, 2004.

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